                                                                   EXHIBIT 10.24


                           LETTER AMENDMENT NO. 1 TO
             SECOND AMENDMENT AND RESTATED MASTER SHELF AGREEMENT


                               November 21, 1997


The Prudential Insurance Company of America
Pruco Life Insurance Company
c/o Prudential Capital Group
2200 Ross Avenue, Suite 4200E
Dallas, Texas 75201

Ladies and Gentlemen:

     We refer to the Second Amended and Restated Master Shelf Agreement dated as of December 19, 1991 (effective as of January 31, 1996) (the "AGREEMENT") by and among the undersigned, Western Gas Resources, Inc. (the "COMPANY"), The Prudential Insurance Company of America ("PRUDENTIAL") and Pruco Life Insurance Company ("PRUCO"). Unless otherwise defined herein, the terms defined in the Agreement shall be used herein as therein defined.

     The Company and Mountain Gas Resources, Inc., a wholly-owned Subsidiary of the Company, have entered into an Option and Asset Purchase Agreement dated November 14, 1997 with RIS (the "OPTION AGREEMENT"). The Option Agreement grants RIS an option to purchase a portion (up to 50%) of the Company's interests in Granger/Lincoln Road Complex (such portion of such assets being the "Option Assets"). The unadjusted option price of the Option Assets is approximately $110,000,000.

     The Company has requested that you amend paragraphs 6C(4) and 6C(5)(v) relating to, among other things, sales of assets by the Company or any Subsidiary. You have indicated your willingness to so amend the Agreement. Accordingly, it is hereby agreed by the parties hereto as follows:

1.   AMENDMENTS TO THE AGREEMENT.  The Agreement is, effective the date first
     ---------------------------
above written, hereby amended as follows:

     A. PARAGRAPH 6C(4). SALE OF STOCK AND DEBT OF SUBSIDIARIES. Paragraph 6C(4) is hereby deleted in its entirety and replaced, in lieu thereof, with the following:
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The Prudential Insurance Company of America
Pruco Life Insurance Company
November 21, 1997
Page 2

          "6C(4). SALE OF STOCK AND DEBT OF SUBSIDIARIES. (i) Sell or otherwise dispose of, or part with control of, any shares of stock or Debt of any Subsidiary, except to the Company or another Wholly Owned Subsidiary, and except that all shares of stock and Debt of any Subsidiary at the time owned by or owed to the Company and all Subsidiaries may be sold as an entirety for a cash consideration which represents the fair value (as determined in good faith by the Board of Directors of the Company) at the time of sale of the shares of stock and Debt so sold, provided that (i) the assets of such Subsidiary
                            --------
          together with (ii) the assets of all other Subsidiaries the stock or Debt of which was sold or otherwise disposed of in the preceding 12-month period and (iii) the assets of the Company and its Subsidiaries sold, leased, transferred or otherwise disposed of pursuant to clause
          (v) of paragraph 6C(5) in the preceding 12-month period (in each transaction measured by the greater of book value or Fair Market Value), do not represent more than 15% of Consolidated Net Tangible Assets as reflected on the most recent annual or quarterly consolidated balance sheet, and provided further that, at the time of
                                          -------- -------
          such sale, such Subsidiary shall not own, directly or indirectly, any shares of stock or Debt of, or any other continuing investment in any other Subsidiary (unless all of the shares of stock and Debt of such other Subsidiary owned, directly or indirectly, by the Company and all Subsidiaries are simultaneously being sold as permitted by this paragraph 6C(4)), or any shares of stock or Debt of the Company.

               (ii) Notwithstanding anything else contained in this paragraph 6C(4), in the event that the Option (as hereinafter defined) is exercised, then during the 12-month period following the end of the calendar month in which the Option is exercised the Company shall be permitted to sell or otherwise dispose of, or part with control of, any shares of stock or Debt of any Subsidiary, provided that all
                                                         --------
          shares of stock and Debt of any Subsidiary at the time owned by or owed to the Company and all Subsidiaries may be sold as an entirety for a cash consideration which represents the fair value (as determined in good faith by the Board of Directors of the Company) at the time of sale of the shares of stock and Debt so sold, provided
                                                                    --------
          that (i) the assets of such Subsidiary together with (ii) the assets of all other Subsidiaries the stock or Debt of which was sold or otherwise disposed of in the preceding 24-month period and (iii) the assets of the Company and its Subsidiaries sold, leased, transferred of pursuant to clause (v) of paragraph 6C(5) in the preceding 24-month period (in each transaction measured by the greater of book value or Fair Market Value), do not represent more than 25% of Consolidated Net Tangible Assets as reflected on the most recent annual or

The Prudential Insurance Company of America
Pruco Life Insurance Company
November 21, 1997
Page 3

          quarterly consolidated balance sheet, and provided further that, at
                                                    -------- -------
          the time of such sale, such Subsidiary shall not own, directly or indirectly, any shares of stock or Debt of, or any other continuing investment in, any other Subsidiary (unless all of the shares of stock and Debt of such other Subsidiary owned, directly or indirectly, by the Company and all Subsidiaries are simultaneously being sold as permitted by this paragraph 6C(4)), or any shares of stock or Debt of the Company."

     B. PARAGRAPH 6C(5). MERGER AND SALE OF ASSETS. Clause (v) of paragraph 6C(5) is hereby deleted in its entirety and replaced, in lieu thereof, with the following:

          "(v) the Company or any Subsidiary may sell, lease, transfer or otherwise dispose of any of its assets to any Person, provided, that
                                                                --------
          (a) such assets together with (b) all other assets of the Company and its Subsidiaries sold, leased, transferred or otherwise disposed of during the preceding 12-month period, and (c) the assets of all Subsidiaries the stock or Debt of which has been sold or otherwise disposed of during the preceding 12-month period pursuant to the first proviso of paragraph 6C(4)(i) (in each transaction measured by the greater of book value or Fair Market Value), do not represent more that 15% of Consolidated Net Tangible Assets as reflected on the most recent annual or quarterly consolidated balance sheet; provided
                                                                 --------
          further, that, in the event that the first option to purchase certain
          -------
          assets (the "OPTION") from the Company or its Subsidiaries as defined in and pursuant to that certain Option and Asset Purchase Agreement dated November 14, 1997, by and between Mountain Gas Resources, Inc. and the Company and RIS (the "OPTION AGREEMENT") is exercised, then for any sales, leases, transfers or other dispositions (including any sale pursuant to the Option Agreement) of any of the assets of Company or any Subsidiary during the 12-month period following the end of the calendar month in which the option is exercised, the Company or any Subsidiary may sell, lease, transfer or otherwise dispose of any of its assets to any Person, provided that (a) such assets together with
                                    --------
          (b) all other assets of the Company and its Subsidiaries sold, leased, transferred or otherwise disposed of during the preceding 24-month period, and (c) the assets of all Subsidiaries the stock or Debt of which has been sold or otherwise disposed of during the preceding 24-month period pursuant to paragraph 6C(4)(iii) (in each transaction measured by the greater of book value or Fair Market Value), does not represent more than 25% of Consolidated Net Tangible Assets as reflected on the most recent annual or quarterly consolidated balance sheet."

The Prudential Insurance Company of America
Pruco Life Insurance Company
November 21, 1997
Page 4

II.  WAIVERS UNDER THE AGREEMENT.  To the extent that granting the option to RIS
     ---------------------------
pursuant to the Option Agreement would be granting a "Lien" on property of the Company and its Subsidiaries in violation of paragraph 6C(1) of the Agreement, the Company has requested that you waive such violation. Prudential and Pruco agree to waive any such violation of paragraph 6C(1) to the extent that granting the option to purchase properties to RIS pursuant to the Option Agreement constitutes a "Lien" provided the option granted to RIS expires, or the option of RIS is exercised, on or before (a) July 1, 1998 with respect to at least one-half of the Option Assets and (b) if the purchase pursuant to the preceding clause, (a) is not for the entire amount of the Option Assets, July 1, 1999 for the remaining one-half of the Option Assets.

III. MISCELLANEOUS; EFFECTIVENESS.
     ----------------------------

     A. On and after the effective date of this letter amendment, each reference in the Agreement to "this Agreement," "hereunder," "hereof," or words of like import referring to the Agreement, and each reference in the Notes to "the Agreement," "thereunder," "thereof," or words of like import referring to the Agreement, shall mean the Agreement as emended by this Letter Amendment No.
1. The Agreement, as amended by this letter agreement, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this letter amendment shall note except as expressly provided herein, operate as a waiver of any right, power or remedy under the Agreement nor constitute a waiver of any provision of the Agreement.

     B. This Letter Amendment No. 1 may be executed in any number of counterparts, and by any combination of the parties hereto in separate counterparts, each of which counterpart shall be an original and all of which taken together shall constitute one and the same letter amendment.

     C. If you agree to the terms and provisions hereof, please evidence your agreement by executing and returning at least a counterpart of this Letter Amendment No. 1 to the Company at its address at 12200 N. Pecos Street, Denver, CO 80234, Attention: Vice President-Finance.

The Prudential Insurance Company of America
Pruco Life Insurance Company
November 21, 1997
Page 5

     D. This Letter Amendment No. 1 shall become effective as of the date first above written when and if (i) counterparts of this letter amendment shall have been executed by us and you, (ii) the consent attached hereto shall have been executed by each Guarantor, and (iii) Lance Oil & Gas Company, Inc. shall have delivered to you a Guaranty.

                                      Very truly yours,

                                      WESTERN GAS RESOURCES, INC.



                                      By:  /s/ William J. Krysiak
                                         ------------------------------
                                           William J. Krysiak
                                           Vice President-Finance


Agreed as of the date first above written:

THE PRUDENTIAL INSURANCE COMPANY
          OF AMERICA


By:  /s/ Randy Cobb
     ------------------------------------
     Vice President

PRUCO LIFE INSURANCE COMPANY

By:  /s/ Randy Cobb
     ------------------------------------
     Vice President

                             CONSENT TO AMENDMENT

     Each of the undersigned is a Guarantor ("GUARANTOR" and, collectively, "GUARANTORS") under separate guaranties (each being a "GUARANTY") in favor of The Prudential Insurance Company of America ("PRUDENTIAL"), for itself and on behalf of affiliates of Prudential with respect to the obligations of Western Gas Resources, Inc. (the "COMPANY") under that certain Second Amended and Restated Master Shelf Agreement dated as of December 19, 1991 (effective as of January 31, 1996) (the "AGREEMENT"). The terms used herein have the meaning specified in each Guaranty unless otherwise defined herein. Prudential, Pruco Life Insurance Company and the Company are entering into that certain Letter Amendment No. 1 dated as of November 21, 1997 to the Agreement to which this consent is attached ("LETTER AMENDMENT NO. 1"). Each of the undersigned hereby consents to Letter Amendment No. 1 and each hereby confirms and agrees that its Guaranty is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects except that, upon the effectiveness of, and on and after the date of this consent, all references in the Guaranty of the undersigned to the "Shelf Agreement," "thereunder," "thereof," or words of like import referring to the Shelf Agreement shall mean the Agreement as amended by the Letter Amendment No. 1.

     Dated as of November 21, 1997.

LANCE OIL & GAS COMPANY, INC.
MGTC, INC.
MIGC, INC.
MOUNTAIN GAS RESOURCES, INC.
PINNACLE GAS TREATING, INC.
WESTERN GAS RESOURCES STORAGE, INC.
WESTERN GAS RESOURCES - TEXAS, INC.
WESTERN GAS RESOURCES OKLAHOMA, INC.
WESTERN POWER SERVICES, INC.
WGR CANADA, INC.



By:  /s/ William J. Krysiak
     -----------------------------------
     William J. Krysiak, as Vice President-
     Finance of each of the above-named companies.